Cal Dive International

1st Quarter 2010 Earnings Conference Call







Forward-Looking Statements

This presentation may include "forward-looking" statements that are generally identifiable through our use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that we make regarding our earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. Our actual future results may differ materially due to a variety of factors, including current economic and financial market conditions, changes in commodity prices for natural gas and oil and in the level of offshore exploration, development and production activity in the oil and natural gas industry, our inability to obtain contracts with favorable pricing terms if there is a downturn on our business cycle, intense competition in our industry, the operational risks inherent in our business, and other risks detailed in our Form 10-K on file with the Securities and Exchange Commission.

Presentation Outline

- Summary of 1Q 2010 Results
- Backlog
- Discussion of Financial Results
- Non-GAAP Reconciliations
- Questions & Answers

Summary of 1Q Results

- Decreased utilization and day rates for key assets.
- Limited customer spending due to uncertainty regarding commodity prices.
- Lag effect of reduced drilling in 2009.
- Reduction in hurricane repair work in US GOM compared to 1Q 2009 elevated levels.
- Lower international activity as only one smaller project in 1Q 2010 compared to two large projects in 1Q 2009.
- Increasing utilization levels from 1Q; still expect challenging market conditions for remainder of 2010.






Backlog



($ millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$354
$48
$284
$213
$183
$191
1Q09
2Q09
3Q09
4Q09
1Q10
LNG related
All Other

Financial Results

(all amounts in thousands, except per share amounts and percentages)

	1st Quarter 2010	1st Quarter 2009
Revenues	$57,418	$207,053
Gross Profit (Loss)	(15,409)	38,805
Margins	(27%)	19%
Net Income (Loss)	(19,129)	12,252
Margins	(33%)	6%
Diluted Earnings (Loss) Per Share	(0.20)	0.12
EBITDA (1)	($8,490)	$42,684
Margins	(15%)	21%

(1) See reconciliation on Non-GAAP financial measures at the end of the presentation

Utilization

	1st Quarter	
	2010	2009
Effective Utilization (1) -		
Saturation Diving Vessels	39%	91%
Surface Diving Vessels	22%	62%
Construction Barges	6%	26%
Total Fleet	22%	58%
Calendar Day Utilization -		
Saturation Diving Vessels	35%	70%
Surface Diving Vessels	21%	58%
Construction Barges	5%	20%
Total Fleet	19%	49%

(1) Effective vessel utilization is calculated by dividing the total number of days the vessels generated revenues by the total number of days the vessels were available for operation in each period excluding days in which the vessels were in drydocking or taken out of service for upgrades.

International Revenue

($ millions)

1Q 2010


$44
77%
$13
23%

1Q 2009


$115
55%
$92
45%

Domestic International

Debt Levels



Net Debt Levels (1)
($ millions)
Horizon Acquisition
$350
$300
$250
$200
$150
$100
$50
$-
$178
$314
$254
$183
$162
2006
2007
2008
2009
1Q 2010



Net Debt to Book Cap. % (2)
60%
50%
40%
30%
20%
10%
0%
53%
35%
27%
21%
19%
2006
2007
2008
2009
1Q 2010

(1) Calculated as Total Debt less Cash and Cash Equivalents.
(2) Calculated as Net Debt divided by Stockholders' Equity plus Net Debt.

Liquidity

($ millions)



Liquidity Positions
$400
$350
$300
$250
$200
$150
$100
$50
$-
$72
$49
$23
$334
$273
$61
$354
$293
$61
$348
$296
$52
$349
$296
$53
2006
2007
2008
2009
1Q 2010
Cash
Revolver Availability

Non-GAAP Reconciliations

EBITDA Reconciliations

(all amounts in thousands)

	1st Quarter	
	2010	**2009**
EBITDA (unaudited)	**($8,490)**	**$42,684**
Less: Depreciation & Amortization	18,262	19,562
Less: Non-Cash Stock Comp. Expense	1,783	1,712
Less: Net Interest Expense	2,458	3,654
Less: Provision for Income Taxes	(11,864)	5,504
Net Income (Loss)	**($19,129)**	**$12,252**